UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026
Teads Holding Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TEAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 14, 2026, Teads Holding Co. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results of each matter.
Proposal 1: Election of Directors
To elect Dexter Goei as a Class II director of the Company to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
66,203,787	6,229,369	12,464,010
To elect Yaffa Krindel as a Class II director of the Company to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
66,084,710	6,348,446	12,464,010
To elect Mark Mullen as a Class II director of the Company to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
66,205,225	6,227,931	12,464,010
To elect Arne Wolter as a Class II director of the Company to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until the director’s successor has been duly elected and qualified:

For	Withhold	Broker Non-Votes
64,825,702	7,607,454	12,464,010
Proposal 2: Non-Binding Advisory Vote on the Compensation of our Named Executive Officers
To approve, on an advisory basis, the compensation of our named executive officers, described in the proxy statement:

For	Against	Abstain	Broker Non-Votes
64,163,830	8,225,154	44,172	12,464,010
Proposal 3: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers
To cast an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
72,126,473	28,848	262,992	14,843	12,464,010
Based on the outcome of this vote, which was consistent with the recommendation of the Company’s Board of Directors, the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis until the next vote on the frequency of holding such advisory votes.

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm
To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2026:

For	Against	Abstain
84,590,327	210,917	95,922
Proposal 5: Reverse Stock Split
To adopt and approve an amendment to Teads Holding Co. Thirteenth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued shares of common stock at a ratio within the range of 1-for-5 to 1-for-25, without reducing the authorized number of shares, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Board of Directors, without further approval or authorization of the Company’s stockholders:

For	Against	Abstain
84,267,163	559,081	70,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TEADS HOLDING CO.
Date: May 15, 2026	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

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